Rule 497
File Nos. 33-73832 and 811-8268

PROSPECTUS

Firsthand Funds

Technology Value Fund®

April 30, 2007

Firsthand Funds has registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (the “SEC”). That registration does not imply, however, that the SEC endorses the Funds.

An investment in the Funds is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Privacy Policy Notice enclosed.

Table of Contents

The Funds
Investment Objective, Principal Investment Strategies, Principal Investment Risks, and Fund Performance
Firsthand Technology Value Fund	3
Fund Fees and Expenses	24
Additional Investment Strategies and Associated Risks	25
Fund Management	27
Portfolio Holdings	29
Operation of the Fund	30

Your Account
Doing Business With Firsthand	31
How to Purchase Shares	32
Exchanging and Selling Shares	34
Shareholder Services	37
Account Policies	38
Distributions and Taxes	40
Pricing of Fund Shares	41

Financial Highlights
Firsthand Technology Value Fund	44

This prospectus contains important information about the investment objective, strategies, and risks of the Fund that you should understand before you invest. Please read this prospectus carefully and keep it with your investment records. Each of the Funds is non-diversified and has as its investment objective long-term growth of capital.

FIRSTHAND TECHNOLOGY VALUE FUND (TVFQX)

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, we invest at least 80% of the Fund’s assets in high-technology companies. We invest the Fund’s assets primarily in equity securities of high-technology companies that we believe are undervalued and have potential for capital appreciation. Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. The Fund’s investments may include young, relatively small companies that are not yet broadly known, or well-established companies that we believe are currently out of favor in the market.

Our analysis of a potential investment focuses on valuing a company and purchasing securities of that company if we believe its intrinsic value exceeds its current market price. When assessing a company’s intrinsic value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries, including medical technology industries. Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments.

PRINCIPAL INVESTMENT RISKS
General Risk. Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Non-Diversification Risk. The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

Illiquid Securities Risk.  During 2006, illiquid securities comprised, at certain times, in excess of 10% of the Fund’s portfolio.  This percentage could increase further depending on market conditions or the making of additional investments.  Illiquid securities consist primarily of equity interest in privately placed technology companies.  A high level of investments in illiquid privately placed securities increases certain risks for shareholders in the Fund, including the risk that the Investment Adviser may not be able to manage the Fund according to its strategy because of the need to sell liquid portfolio securities in order to meet any redemption requests, further increasing the portion of illiquid securities.  If the Fund were compelled to sell  illiquid privately placed securities (which usually have resale restrictions attached) before it otherwise would in order to meet redemption requests, the Fund might not be able to sell those securities quickly without a substantial discount.  In the event of a redemption-in-kind used to satisfy redemption requests for the Fund’s shares, shareholders who receive illiquid securities in-kind will bear the market risk between the time they receive the distributed securities and the time they ultimately are able to dispose of the securities.  You may also incur brokerage commissions and other costs when selling the securities.  If you were to receive illiquid securities in-kind, you might not be able to sell those securities because they might be subject to resale restrictions or you might be able to sell those securities only at a substantial discount.

Small-Cap Companies Risk. The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

Foreign Securities Risk.  The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter markets.  Investments in foreign securities involve greater risks compared to domestic investments.  Foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than about U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to the Fund’s shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values, which may decline against the U.S. dollar.  Although the Fund generally will invest only in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities still may be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

The Fund may also invest, to a lesser extent, in foreign securities of issuers in countries with emerging securities markets.  Investments in such emerging securities markets present greater risks than investing in foreign issuers in general.  The risk of political or social upheaval is greater in emerging securities markets.  Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.  Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs.

Please see “Additional Investment Strategies and Associated Risks” for more information.

From time to time, Firsthand Capital Management, Inc. (the “Investment Adviser”) may close and reopen the Fund to purchases by new and/or existing investors.

FUND PERFORMANCE
The following bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year over a period of 10 years. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund’s past performance (before and after taxes) is no guarantee of how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 60.64% during the quarter ended December 31, 1998, and the lowest return for a quarter was -41.81% during the quarter ended March 31, 2001.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to tax-exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”). The Fund’s returns after taxes on distributions and sale of Fund shares set forth in the table below assume the shareholder realized income that can be offset by capital losses. This explains why certain returns after taxes on distributions and sale of Fund shares are higher than the corresponding returns before taxes.

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	5 Years	10 Years
Firsthand Technology Value Fund
Return before taxes	8.97%	-2.64%	5.37%
Return after taxes on distributions	8.97%	-2.64%	4.67%
Return after taxes on distributions
and sale of Fund shares	5.83%	-2.22%	4.47%
Standard & Poor’s 500 Index (1)	15.79%	6.19%	8.42%
NASDAQ Composite Index (2)	10.39%	4.99%	6.95%

(1)	The Standard & Poor’s 500 Index is a widely recognized, unmanaged index of common stock prices. The index reflects no deduction for fees, expenses, or taxes.

(2)	The NASDAQ Composite Index is an unmanaged index representative of a broad basket of stocks. The index reflects no deduction for fees, expenses, or taxes.

FUND FEES AND EXPENSES

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sales Charge
	Sales Charge	Imposed
	Imposed	on	Deferred
	on	Reinvested	Sales	Exchange	Redemption
Fund	Purchases	Distributions	Charge	Fee	Fee
Firsthand Technology Value Fund	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Fund	Management Fee	Distribution (12b-1 Fee)	Other Expenses	Total Annual Fund Operating Expenses*
Firsthand Technology Value Fund	1.50%	None	0.42%	1.92%

*           Under the Investment Advisory Agreements, the Investment Adviser has agreed to reduce its fees and/or make expense reimbursements so that the Fund's total annual operating expenses are limited to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. Under the Administration Agreement, the Fund’s Administrator has assumed responsibility for payment of all of the Fund's operating expenses excluding certain expenses, for example, brokerage and commission expenses, litigation costs, and any extraordinary and non-recurring expenses. The Investment Advisory Agreements continue from year to year, provided that their continuance is approved at least annually by the Board and the disinterested trustees. The expense data in the table reflects current contractual fees and expenses.

EXAMPLE
This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Firsthand Technology Value Fund	$ 195	$ 602	$ 1,035	$ 2,235

ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS

EQUITY SECURITIES
The Fund may invest in equity securities, which include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock, and warrants. The securities we select for a Fund’s investment are typically traded on a national securities exchange, the NASDAQ system, or over-the-counter. In a Fund’s investment portfolio, we may include securities of both large, well-known companies as well as smaller, lesser-known companies.

Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions, and other factors beyond our control. Securities in a Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.

Some securities are not traded actively and may be difficult to sell. Although profits in some of a Fund’s holdings may be realized quickly, it is not expected that most of a Fund’s investments will appreciate rapidly.

ILLIQUID SECURITIES
A Fund will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Any increase in the percentage of a Fund’s net assets in illiquid securities due to changes in portfolio securities values, a decrease in net assets, or other circumstances will not be considered when determining whether the Fund is in compliance with the foregoing limitation on investments in illiquid securities.

PORTFOLIO TURNOVER RISK
The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses that must be borne by a Fund and its shareholders. It also may result in higher short-term capital gains to a Fund that are taxable to shareholders as ordinary income when distributed.  See “Financial Highlights” for the Fund’s historical portfolio turnover rates.

IPOs
The Fund may purchase shares in initial public offerings (“IPOs”), which can be risky. Because the price of IPO shares may be volatile, a Fund may hold IPO shares for a very short time. This may increase the turnover rate of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. When it sells IPO shares, a Fund may realize a capital gain that must be distributed to shareholders.

CHANGING INVESTMENT OBJECTIVE
The investment objective of the Fund can be changed without shareholder approval, subject to Board approval and the provision of 60 days’ advance written notice to shareholders.

TEMPORARY DEFENSIVE MEASURES
For defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash or money market instruments. This may help a Fund minimize or avoid losses during adverse market, economic, or political conditions. While in a temporary defensive mode, a Fund may not be able to achieve its investment objective.

CONCENTRATION POLICY
The Fund is non-diversified and concentrates its investments in a single industry or group of industries. When a Fund concentrates its investments in an industry or a group of industries, adverse market conditions within those industries may have a more significant impact on a Fund than they would on a Fund that does not concentrate its investments. However, we currently believe that investments by the Funds in a target group of high-technology and health sciences industries may offer greater opportunities for growth of capital than investments in other industries. You also should be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in a Fund is not a balanced investment program.

WHY WE BUY
The Fund’s portfolio manager evaluates company fundamentals when selecting stocks for the portfolio. Several factors may be examined, including strength of technology, competitiveness of products, barriers to entry (including patents and other intellectual property rights), balance sheet strength, market leadership, and management strength and vision. The portfolio managers buy a company’s stock for the Fund when they believe the company’s fundamental worth is not currently reflected in the market price (i.e., the stock is undervalued).  One or more of the Funds’ portfolio managers may also use quantitative screening methods as part of their stock selection process.

WHY WE SELL
A Fund may sell securities of a company if we determine that:

-           The current market price exceeds the value of the company, or
-           Alternative investments present better potential for capital appreciation.

We also may sell a security owned by a Fund when there is a negative development in a company’s competitive, regulatory, or economic environment; because of deterioration of a company’s growth prospects or financial situation; or for other reasons.

FUND MANAGEMENT

THE MANAGER
Firsthand Funds (the “Trust”) retains Firsthand Capital Management, Inc., 125 South Market Street, Suite 1200, San Jose, California 95113, to manage the investments of the Fund. Firsthand Capital Management, Inc. (the "Investment Adviser") is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”). Kevin M. Landis, who also serves as a Trustee of the Trust, controls the Investment Adviser. Mr. Landis is the Chief Investment Officer of the Investment Adviser, a position he has held since 1994. He has been a portfolio manager of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, and Firsthand Technology Innovators Fund since each Fund began its operation.

The Statement of Additional Information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and his ownership of securities in the Funds.

PORTFOLIO HOLDINGS

A description of the Firsthand Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI and on the Funds’ website at www.firsthandfunds.com/portfolio.

OPERATION OF THE FUND

Under the Investment Advisory Agreements (the “Advisory Agreements”), the Investment Adviser receives from the Fund an advisory fee at the annual rate of 1.50% of the Fund’s average daily net assets. Under the Advisory Agreements, the Investment Adviser provides the Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of the Fund consistent with the Fund’s investment objective, policies, and limitations.

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as principal underwriter and distributor for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The Distributor is compensated by the Investment Adviser.

YOUR ACCOUNT

DOING BUSINESS WITH FIRSTHAND

Visit us online:           www.firsthandfunds.com
24 hours a day, 7 days a week, you may:
-           Complete an online account application*
-           Review your current account balance and
transaction history
-           Check portfolio holdings and daily net asset
values (“NAVs”)
-           Buy, exchange, and sell shares of Firsthand Funds**
-           Sign up for electronic delivery of shareholder
communications (for shares held with brokers only)
-           Sign up for quarterly e-mail alerts

Call us:                      1.888.884.2675
Select from the following three options:
-           Option 1: Account Services
-           Option 2: Fund Information and Literature
-           Option 3: Automated Account Information

Account services representatives are available to answer your questions Monday through Friday, 5:00 A.M. to 5:00 P.M. Pacific Time. Fund information representatives are available to answer your questions and process Fund literature requests Monday through Friday, 8:00 A.M. to 5:00 P.M. Pacific Time.

TTY access:              1.800.774.3114

Write to us:
Shareholder Services
Firsthand Funds
P.O. Box 183120
Columbus, OH 43218-3120

*           For your security, all applications must be signed and mailed to Firsthand Funds; they may not be submitted electronically.

**           Certain restrictions, such as minimum and maximum transaction amounts, apply.  Please visit our website or call us for more information.

HOW TO PURCHASE SHARES

ACCOUNT APPLICATION
To open a new account with Firsthand Funds, please complete an account application. Call 1.888.884.2675, option 2, or visit our website at www.firsthandfunds.com for an application.

RETIREMENT AND EDUCATION ACCOUNTS
In addition to regular (taxable) accounts, we also offer the following tax-advantaged investment options: Traditional IRAs, Roth IRAs, SEP-IRAs, and SIMPLE IRAs, and Coverdell Education Savings Accounts (“CESAs”). Please call Shareholder Services at 1.888.884.2675, option 2, if you would like more information about opening a retirement or an education account.

Account Minimums*
	Initial	Additional
Type of Account	Investment	Investment
Regular Accounts	$ 10,000	$ 50
IRAs (except CESAs)	$ 3,000	$ 50
CESAs	$ 500	$ 50

* Lower minimums may be available through brokerage firms and other financial intermediaries. Financial intermediaries with omnibus accounts with the Funds may, with the Funds' written consent, offer lower initial minimum investment amounts to clients.

There are several ways to purchase shares of a Fund. These options are described below.

By Mail
To Open Your Account
Mail your check, along with your properly complete account application to Shareholder Services. Make your check payable to Firsthand Funds. No third-party checks, starter checks, foreign checks, traveler’s checks, money orders, or currency will be accepted.

Mail your check, along with an investment slip from your account statement, to Shareholder Services.  If you do not have an investment slip, include a note with your name, the Fund name, and your account number.

To Add to Your Account
Make your check payable to Firsthand Funds. Include your account number on your check. No third-party checks, starter checks, foreign checks, traveler’s checks, money orders, or currency will be accepted.

By Telephone
To Open Your Account	You may not open an account by phone.

To Add to Your Account	Call 1.888.884.2675, option 1, to buy additional shares. You may buy shares in amounts of at least $50 or as much as $50,000.

Telephone transactions are made by Automated Clearing House electronic funds transfer from a pre-designated bank account. Before requesting a telephone purchase, please make sure that we have your bank account information on file. If we do not have this information, please call Shareholder Services to request an application or visit our website.

Online
To Open Your Account
At www.firsthandfunds.com, you may download an account application. For security reasons, the application must be printed, signed, and mailed to Firsthand Funds; it may not be submitted electronically.

To Add to Your Account	Go to www.firsthandfunds.com/online to visit our secure online transaction area.

By Wire
To Open Your Account
Before we can accept your wire, you must mail in a properly completed application to Shareholder Services. Call 1.888.884.2675, option 1, for wire instructions. Your wire must be received by 4:00 P.M. Eastern Time to receive that day’s NAV.  There is an $8 processing fee for wire payments. Your bank may also impose a charge for processing the wire.

To Add to Your Account
Call 1.888.884.2675, option 1, for wire instructions. Your wire must be received by 4:00 P.M. Eastern Time to receive that day’s NAV.  There is an $8 processing fee for wire payments. Your bank may also impose a charge for processing the wire.

Through Your Broker	To open or add to an account, contact your broker or financial adviser. For more information, see “Purchase Through Your Broker” in this section.

CONFIRMATION
You will receive confirmation of all transactions by mail. Certificates representing shares are not issued.

PURCHASE THROUGH YOUR BROKER
You may also purchase shares through your broker. Any order you place with a brokerage firm is treated as if it were placed directly with Firsthand Funds. You will receive the NAV next determined after Shareholder Services or Firsthand Funds receives your request from your broker. Your shares may be held in a pooled account in your broker’s name and, in most cases, your broker will maintain your individual ownership information.

Your brokerage firm is responsible for processing your order promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Firsthand Funds’ prospectus and shareholder reports. When you place an order with your broker, it is the broker’s responsibility to promptly transmit properly completed orders to Firsthand Funds or Shareholder Services. A transaction charge may be imposed by brokers for handling your order; there are no charges if Fund shares are purchased directly from Firsthand.

ADDITIONAL PURCHASE INFORMATION
Fund shares are sold on a continuous basis at the NAV next determined after Shareholder Services or Firsthand Funds receives your properly completed purchase order. If we receive your order before the close of business on the New York Stock Exchange (normally 4:00 P.M. Eastern Time), your order will be priced at the NAV determined at the close of business on that day.

If your order is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by Firsthand Funds or Shareholder Services. We may deduct the losses or fees from your existing account. Firsthand Funds reserves the right to limit the amount of investments and to refuse to sell to any person. If we do not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends.

EXCHANGING AND SELLING SHARES

EXCHANGES
You may exchange all or a portion of your shares from one Firsthand Fund to another Firsthand Fund or for shares of the HSBC Investor Money Market Fund at the current NAV. You may exchange shares by mail, by telephone, or online. Exchanges are subject to the applicable minimum initial investment and account balance requirements. Generally, the same policies that apply to purchases and redemptions, including minimum investments, apply to exchanges, because an exchange is a redemption from one Fund and a purchase into another. In particular, exchanges will be treated as a sale of shares and any gain on such transactions may be subject to federal income tax.

EXCHANGE TO THE HSBC INVESTOR MONEY MARKET FUND
You may also exchange your shares for shares of the HSBC Investor Money Market Fund, which is a portfolio of the HSBC Investor Funds, if such shares are offered in your state of residence. HSBC Investor Funds is an open-end management investment company with multiple portfolios advised by HSBC Investments (USA) Inc., 452 Fifth Avenue, New York, NY 10018, and is not affiliated with Firsthand Funds or ALPS Distributors, Inc. Prior to making such an exchange, you should obtain and carefully read the prospectus for the HSBC Investor Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or ALPS Distributors, Inc. of an investment in the HSBC Investor Money Market Fund.

The HSBC Investor Money Market Fund’s investment objective is to provide a high level of current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

INVESTMENTS IN THE HSBC FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE HSBC INVESTOR MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

EXCHANGE FROM THE HSBC INVESTOR MONEY MARKET FUND
To exchange your shares of the HSBC Investor Money Market Fund for shares of a Firsthand Fund, you must first obtain a copy of the Fund’s prospectus and open an account with us. To request a Firsthand Fund’s prospectus and account application, please call us or visit our website.

SELLING SHARES
Requests to sell shares are processed at the NAV next calculated after we receive your properly completed redemption request. The table below describes your options.

To Sell Shares
By Mail

Send written instructions, including your name, account number, and the dollar amount (or the number of shares) you want to sell, to Firsthand Funds. Be sure to include all of the necessary signatures, and a signature guarantee, if required. You must sign your request exactly as your name appears on Firsthand’s account records.

A signature guarantee is required if you want to sell more than $50,000 worth of shares.

By Telephone

Call 1.888.884.2675, option 1, to redeem shares by telephone.

As long as your transaction is for $50,000 or less, and you have not changed the name or address on your account within the last 30 days, you can sell your shares by phone. You can request to have your payment sent to you by an Automated Clearing House electronic funds transfer, wire, or mail. There is an $8 processing fee for wire payments.

You may not sell shares in an IRA or any other tax-deferred savings account by telephone. Please see your IRA application, which includes important disclosure, or call Shareholder Services for more details.

Online

Go to www.firsthandfunds.com/online to visit our secure online transaction area. Minimum and maximum transaction amounts apply. For more information, visit our website.

You may not sell shares in an IRA or any other tax-deferred savings account online. Please call Shareholder Services for more details.

By Electronic Funds Transfer

Call or write to Shareholder Services, or visit us online to have your proceeds electronically transferred to a pre-designated bank account.
Before requesting an Automated Clearing House electronic funds transfer, please make sure that we have your bank account information on file. If we do not have this information, please call 1.888.884.2675, option 2, to request the proper form, or visit our website.

By Wire

Please call 1.888.884.2675, option 1, or submit your request by mail. You may request to have your proceeds wired directly to your pre-designated bank account. There is an $8 processing fee for redemptions paid by wire. Your bank may also impose a charge for processing the wire.

Through Your Broker	Contact your broker or financial adviser.

SIGNATURE GUARANTEES
Under the following circumstances, written instructions with a signature guarantee will be required to execute your transaction:

-	If you have changed the name(s) or address on your account within 30 days prior to a redemption request (online redemption requests will not be accepted in this situation);
-	If you want payment mailed to an address other than the one we have on file for your account; or
-	If you want a redemption check made out to someone other than the account owner;
-	If the check is not being mailed to the address on your account;
-	If the check is not being made payable to the owner of the account;
-	If the redemption proceeds are being transferred to another Fund account with a different registration; or
-	If the redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee is a valuable safeguard to protect you and the Funds from fraud. You can get a signature guarantee from most banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A notary public cannot provide a signature guarantee. Firsthand accepts only STAMP 2000 New Technology Medallion Guarantee Stamps.

REDEMPTION PAYMENTS
Payment is normally made within seven days after the receipt of your properly completed redemption request. In extraordinary circumstances, we may suspend redemptions or postpone the payment of proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

UNDELIVERABLE OR UNCASHED CHECKS
Any check tendered in payment of a redemption transaction, dividends, or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

SELLING SHARES THROUGH YOUR BROKER
You may also sell your shares through your broker. Any order you place with a brokerage firm is treated as if it were placed directly with Firsthand Funds. You will receive the NAV next determined after Shareholder Services or Firsthand Funds receive your request from your broker. Your brokerage firm may charge you a fee for handling your redemption.

Your brokerage firm is responsible for processing your redemption promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Firsthand Funds’ prospectus and shareholder reports. When you place a redemption order with your broker, it is the broker’s responsibility to promptly transmit properly completed orders to Firsthand Funds or Shareholder Services. Your broker may charge you a fee for handling your order.

SELLING RECENTLY PURCHASED SHARES
If you bought shares by check or an Automated Clearing House electronic funds transfer, it may take up to 15 days from the date of purchase for your check or electronic funds transfer to clear. We will send your redemption payment only after your check or electronic funds transfer has cleared. To eliminate this delay, you may purchase shares of a Fund by certified check or wire.

ADDITIONAL REDEMPTION INFORMATION
At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions.

SHAREHOLDER SERVICES

Firsthand Funds’ Transfer Agent, BISYS Fund Services Ohio, Inc., provides account and shareholder services for Firsthand Funds’ shareholders. The Transfer Agent processes purchases, redemptions, and exchanges; it also maintains shareholders’ accounts.

AUTOMATIC INVESTMENT PLAN
This plan offers you a convenient way to buy additional shares by allowing you to automatically transfer money from your bank account to your Firsthand Funds account either monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. You may sign up for the Automatic Investment Plan on your account application or by calling us. Although the minimum monthly investment is $50, the minimum for initial investments still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days’ prior written notice, to implement reasonable charges for this service. You may change the amount of your investment or discontinue the plan at any time by calling or writing to Shareholder Services.

PAYROLL DIRECT DEPOSIT PLAN
You may purchase Fund shares through direct deposit plans offered by certain private employers and government agencies. These plans enable you to have a portion of your payroll checks transferred automatically to purchase shares of the Fund. Contact your employer for additional information.

SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to systematically sell your shares and receive regular payments from your account. You may arrange to receive payments monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. Payments can be sent to you by mail or by electronic funds transfer. The minimum monthly redemption is $50, and please note that the minimum account balance still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days’ prior written notice, to implement reasonable charges for this service. You may change the amount of your withdrawal or discontinue the plan at any time by calling or writing to Shareholder Services.

CHANGING BANKING INFORMATION
You may change your pre-designated bank or brokerage account at any time by writing to Shareholder Services. You must obtain a signature guarantee if you designate a bank account that includes a person who is not a registered shareholder of a Fund. Additional documentation will be required to change an account if shares are held by a corporation, fiduciary, or other organization.

TELEPHONE TRANSACTIONS
The telephone redemption and exchange privilege is automatically available to you when you open a new account. If you elect not to have telephone privileges when you open your account but later change your mind, you may write to Shareholder Services.

Processing and validating your bank account information takes about 14 business days. No telephone transactions may be initiated during this time. After your account information has been processed, you may call 1.888.884.2675, option 1, to conduct telephone transactions.

Firsthand Funds and Shareholder Services will not be liable for complying with telephone instructions we reasonably believe to be genuine. We will employ reasonable procedures to determine that telephone instructions are genuine, including requiring forms of personal identification before acting on instructions, providing written confirmation of the transactions, and/or recording telephone instructions. You can always decline the telephone redemption privilege on your account application, or you may call us at any time to cancel.

ACCOUNT POLICIES

MARKET TIMERS
Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Pursuant to policies and procedures adopted by the Board of Trustees, we may restrict or refuse purchases or exchanges into a Fund from market timers. These policies and procedures do not follow a strict quantitative process; instead, trading patterns have been identified and, if an account trades within an identified pattern, additional monitoring will occur. The Funds believe you may be considered a “market timer” if you:

-	Make more than two purchases and two sales in a Fund within any 90-day period, or
-	Make more than four purchases and four sales in a Fund within any 12-month period, or
-	Appear to follow a market-timing pattern that may adversely affect a Fund (e.g., frequent purchases and sales of Fund shares).

Periodic purchases or redemptions under a periodic purchase plan or periodic redemption plan are exempt from this market timing policy.

Although redemptions in violation of this policy will cause the Funds to restrict purchases and exchanges into a Fund, the Funds cannot restrict redemptions out of a Fund. A purchase or an exchange into a Fund that violates this policy normally will be blocked on the same day it is attempted.

The Funds do not accommodate frequent purchases or redemptions of a Fund’s shares.

Although the Funds have taken steps to discourage frequent purchases and redemptions of the Funds shares, they cannot guarantee that such trading will not occur.

ACCOUNT MAINTENANCE FEE
Because of the disproportionately high costs of servicing accounts with low balances, we charge a $14 annual account maintenance fee for accounts in which the investment amount falls below the applicable minimum investment amount (see How to Purchase Shares). We will determine the amount of your investment in each account once per year, generally at the end of September. We will deduct the fee each year from each account with a balance below the applicable minimum investment amount at that time. Prior to assessing the annual account maintenance fee, however, we will notify you in writing and give you 60 days to either increase the value of your account to the minimum balance or close your account. Accounts that fall below the minimum as a result of market depreciation are not subject to this fee.

MAILINGS TO SHAREHOLDERS
All Firsthand Funds’ shareholders receive copies of prospectuses, annual reports, and semi-annual reports by mail (brokerage account shareholders may elect to receive these documents via e-delivery). Currently, Firsthand Funds and many brokers combine the mailings of shareholders who are family members living at the same address. If you wish to opt out of this “householding” plan, you may contact your broker or call us toll-free at any time, at 1.888.884.2675, option 1, or write to Shareholder Services. We will resume separate mailings to each member of your household within 30 days of your request.

LARGE REDEMPTIONS
Large redemptions can negatively affect a Fund’s investment strategy because the portfolio manager may need to sell securities that otherwise would not be sold to meet redemption requests. If, in any 90-day period, you redeem more than $250,000 or your redemption or series of redemptions amounts to more than 1% of a Fund’s net assets, then the Fund has the right to pay the difference between your redemption amount and the lesser of the two previously mentioned figures with securities of the Fund (a “redemption in-kind”). In the case of a redemption in-kind, you will bear the market risk between the time you receive the distributed securities and the time you dispose of the securities.  You may also incur brokerage commissions and other costs when selling the securities.  In the event you receive illiquid securities in-kind, you may not be able to sell those securities because they may be subject to resale restrictions or you may be able to sell those securities only at a substantial discount.

CUSTOMER IDENTIFICATION
We are required by law to obtain certain personal information from you that will be used to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number, and other information that will allow us to identify you.  We may also request to review other identifying documents such as a driver’s license, a passport, or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. Firsthand Funds reserves the right to reject any purchase order.  Firsthand Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure resulting from a failure to provide proper personal identification.

DISTRIBUTIONS AND TAXES

FUND DISTRIBUTIONS
The Fund expects to distribute its net investment income and net realized gains annually. You may choose to receive your distributions either by check or have them reinvested. Distributions are automatically reinvested in additional shares of a Fund at its NAV on the distribution date unless you elect to have your distributions paid by check. Please call us if you wish to change your distribution option or visit our website and make this change online. Income and capital gain distributions reduce a Fund’s NAV by the amount of the distribution on the ex-dividend date. If you have chosen the reinvestment option, we will credit to your account additional shares at the NAV on the ex-dividend date. If you buy Fund shares shortly before the Fund makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gains. The Funds have the potential to build up high levels of unrealized appreciation.

If you elect to receive distributions paid by check and the U.S. Postal Service is unable to deliver your check to you, we may convert your distribution option to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

TAXES
The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their U.S. shareholders. It does not apply to non-U.S. investors, tax-exempt investors, or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or an IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.

TAXES ON DISTRIBUTIONS
Distributions of a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions of a Fund’s net long-term capital gain, if any, generally will be taxable to you as a long-term capital gain. An individual’s net long-term capital gain is subject to a reduced maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. At the end of every year, we will notify you of the federal income tax status of your distributions.

TAXES ON TRANSACTIONS
Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be a long-term capital gain or loss if you have held such shares for more than one year at the time of redemption or exchange. Under some circumstances, your realized losses may be disallowed.

ADDITIONAL TAX INFORMATION
In certain circumstances, Fund shareholders may be subject to backup withholding.

PRICING OF FUND SHARES

CALCULATING THE NAV
The Fund calculates its share price, or NAV, at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time) on each day that the exchange is open (a “business day”). Currently, the New York Stock Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.  Requests to buy and sell shares are processed at the NAV next calculated after we receive your properly completed order or request. The NAV of the Fund is calculated by dividing the sum of the value of the securities held by that Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

If the market price for a security in a Fund’s portfolio is unavailable, or if an event occurs after the close of trading that materially affects the value of a security, that security may be valued at its fair value as determined in good faith using procedures established by the Board of Trustees (“Valuation Procedures”). The Valuation Procedures authorize a committee, composed of members of the Board of Trustees and senior personnel of the Investment Adviser, to determine the fair value of any such security. As a general principle, the fair valuation of a security should reflect the amount that a Fund would reasonably expect to receive for the security upon its current sale to an arm’s-length buyer. The Pricing Committee may use any one or more of the following methods, among others, in establishing the fair value of a security:

-           A multiple of sale, revenue, or earnings;
-           A multiple of book value;
-           A discount from market of a similar freely traded security;
-           The purchase price of the security;
-           Any subsequent private transactions in the security or related securities.

If a Fund holds securities listed primarily on a foreign exchange that trades on days on which a Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

VALUATION OF PORTFOLIO SECURITIES
The NAV of a Fund will fluctuate as the value of the securities it holds fluctuates. A Fund’s portfolio of securities is valued as follows:

1.
Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the NYSE. If a security is not traded that day, the security will be valued at its most recent bid price.

2.
Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

4.	Options are valued at their closing mid-price on the principal exchange where the option is traded. Mid-price is the average of the closing bid price and the closing ask price.

5.
Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. These securities may include thinly traded securities or those that are restricted as to their resale.

FINANCIAL HIGHLIGHTS

The financial highlights tables describe the Fund’s financial performance and other financial information for the past five years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investor in the Fund would have earned or lost on an investment in a Fund (assuming the reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP, whose report, along with the Fund’s financial statements, is included in our 2006 Annual Report to Shareholders. Please call 1.888.884.2675, option 2, to request a free copy of the Funds’ Annual Report.

Firsthand Technology Value Fund
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value at beginning of year	$33.12	$29.48	$31.57	$18.09	$41.25

Income from investment operations:
Net investment loss	(0.72)	(0.62)	(0.49)	(0.40)	(0.46)
Net realized and unrealized gains (losses) on investments	3.69	4.26	(1.60)	13.88	(22.72)
Total from investment operations	2.97	3.64	(2.09)	13.48	(23.18)

Paid-in-capital from redemption fees	-	-	-	0.00	(A)	0.02

Net asset value at end of year	$36.09	$33.12	$29.48	$31.57	$18.09

Total return	8.97%	12.35%	(6.62%)	74.52%	(56.15%)

Net assets at end of year (millions)	$370.9	$446.6	$586.9	$877.4	$492.7

Ratio of gross expenses to average net assets before waiver	1.93%	1.92%	1.90%	1.90%	1.89%

Ratio of net expenses to average net assets after waiver	1.92%	1.92%	1.90%	1.90%	1.89%

Ratio of net investment loss to average net assets	(1.70%)	(1.81%)	(1.41%)	(1.64%)	(1.56%)

Portfolio turnover rate	47%	42%	17%	38%	44%

(A)           Amount is less than $0.01.

Privacy Policy Notice

Firsthand Capital Management, Inc. is committed to protecting the privacy of the shareholders of Firsthand Funds. This notice describes our privacy policy.

To administer and service your account, we collect nonpublic personal information about you from account applications and other related forms. We also keep records of your transactions.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. To process your requests and transactions, the law permits us to disclose nonpublic personal information about you to our service providers (such as Firsthand Funds’ transfer agent and distributor). We prohibit our service providers from using the information that they receive from us for any purpose other than to provide service for your Firsthand Funds’ account.

We designed our privacy policy to protect your personal information. We restrict access to your nonpublic personal information to authorized employees and service providers (as described above). We maintain physical, electronic, and procedural safeguards that comply with federal privacy standards to guard your nonpublic information.

Privacy Policy is not a Part of the Prospectus

Firsthand Funds
P.O. Box 183120
Columbus, OH 43218-3120
1.888.884.2675
www.firsthandfunds.com

Investment Adviser
Firsthand Capital Management, Inc.
125 South Market Street, Suite 1200
San Jose, CA 95113
www.firsthandcapital.com

Distributor
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

Transfer Agent
BISYS Fund Services Ohio, Inc.
P.O. Box 183120
Columbus, OH 43218-3120
1.888.884.2675

Additional information about the Fund is included in the Statement of Additional Information (“SAI”). The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The Annual Report includes a discussion of the Fund’s holdings and recent market conditions and investment strategies that significantly affected performance during the last fiscal year of the Funds.

To obtain a free copy of any of these documents, or to request other information or ask questions about a Fund (including shareholder inquiries), call Firsthand Funds at 1.888.884.2675 or visit our website at www.firsthandfunds.com.

Information about the Fund (including the Funds’ SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at 202.551.8090. The Funds’ Annual and Semi-Annual reports and additional information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov. You may get copies of Fund information, after paying a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address:  publicinfo@sec.gov.

Firsthand, the interlocking “F” design, and Technology Value Fund are registered trademarks of Firsthand Capital Management, Inc.

File No. 811-8268